Exhibit 10.11

This Side Letter Agreement is entered into between Antonio DeLise (“You” or “Your”) and MarketAxess Holdings Inc. (“MarketAxess”) as follows:

WHEREAS, You will be retiring as a full time employee of MarketAxess on February 1st, 2022;

WHEREAS, following Your retirement, the parties desire for You to serve as (i) a member of the board of directors of MarketAxess Europe Limited (the “MAEL Board”); and (ii) a consultant as agreed upon in a separate Consulting Services Agreement dated February 1, 2022 (the “Consulting Agreement”); and

WHEREAS, as an incentive for You to serve on the MAEL Board and as a consultant pursuant to the Consulting Agreement, the parties desire to enter into the arrangement described herein;

NOW, THEREFORE, in consideration of the foregoing recitals and mutual terms and conditions contained herein, the parties hereto agree as follows:

1.
In the event MarketAxess, in its sole discretion, both (i) removes You from the MAEL Board, and (ii) terminates the Consulting Agreement other than for Cause (as defined in the Severance Protection Agreement dated July 31, 2020 between You and MarketAxess) prior to January 31, 2024, MarketAxess shall make a lump sum payment to You of $137,250 (the “Lump Sum Payment”) within thirty (30) days of the later to occur of (i) and (ii) above, subject to all applicable payroll withholdings.

2.
The Lump Sum Payment shall be payable to You only under the conditions set forth above, and shall not apply in any other circumstance, including (i) You voluntarily resign from the MAEL Board, (ii) MarketAxess removes You from the MAEL Board for Cause, or (iii) You refuse to provide services as required under the Consulting Agreement.

3.
This Side Letter Agreement shall expire on February 1st, 2024.

(signature page follows)

In witness whereof, this Side Letter Agreement has been duly executed and delivered with the full and complete understanding of the relationship between the parties hereto.

ACCEPTED AND AGREED:

Antonio DeLise

By: /s/ Antonio DeLise______________________

Date: February 1, 2022

MarketAxess Holdings Inc.

By: /s/ Julie Sheffet______________________

Name: Julie Sheffet ____________________

Title: Chief HR Officer________________ Date: February 1, 2022